UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

	FORM	8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 19, 2025
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483		47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1701 East Mossy Oaks Road,	Spring,	TX	77389
(Address of principal executive offices)			(Zip code)

(678)	259-9860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE
7.625% Series C Mandatory Convertible Preferred Stock, par value $0.01 per share	HPEPrC	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2024, the HR and Compensation Committee (“HRC Committee”) of the Board of Directors of Hewlett Packard Enterprise Company (“HPE” or the “Company”) approved the performance metric weightings and goal achievement levels for our executive officers, including our named executive officers, under HPE’s fiscal 2025 annual incentive program (“AIP”), which provides the annual cash bonus opportunity under the Hewlett Packard Enterprise Company 2021 Stock Incentive Plan. As previously reported in HPE’s definitive proxy statement for fiscal 2024 (filed with the Securities and Exchange Commission on February 12, 2025), payouts under the fiscal 2025 AIP are based 80% on HPE financial performance against HPE revenue, HPE operating profit (i.e., non-GAAP earnings from operations), and HPE annualized revenue run-rate (“ARR”) and 20% on individual management by objective goals.

As disclosed in our Form 10-Q for the fiscal quarter ended July 31, 2025, to better align the calculation of ARR with Juniper Networks, Inc.’s business and offerings, beginning with the quarter ended July 31, 2025, we updated our pre-acquisition ARR calculations to also include revenue from software licenses support and maintenance, and will continue to do so going forward.

On September 19, 2025, the HRC Committee increased the target goal levels of the HPE financial performance metrics (with corresponding revisions to the threshold and maximum goals, which are expressed as a percentage of target, consistent with the originally approved performance curves) related to the AIP opportunity for our executive officers to reflect the acquisition of Juniper Networks, Inc. and approximately four months of fiscal 2025 operating as a combined company. The updated goal levels included an adjustment to the ARR target goal to mirror the aforementioned change in HPE’s approach to calculating and reporting ARR. All other AIP terms and conditions remain unchanged.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: September 22, 2025	By:	/s/ David Antczak
	Name:	David Antczak
	Title:	Senior Vice President, General Counsel and Corporate Secretary